UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 31, 2006

XENOPORT, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-51329	94-3330837
(Commission File No.)	(IRS Employer Identification No.)

3410 Central Expressway
Santa Clara, California 95051
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (408) 616-7200

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement.

Bonus Plan Adopted
On January 31, 2006, upon the recommendation of the compensation committee (the “Compensation Committee”) of the board of directors of XenoPort, Inc. (the “Company”), the board of directors of the Company (the “Board of Directors”) approved the XenoPort, Inc. Executive Officer Bonus Plan (the “Bonus Plan”).  The purpose of the Bonus Plan is to provide the Company’s executive officers with incentives to achieve the highest level of individual and team performance and to meet or exceed specified goals, which contribute to the overall success of the Company.

The foregoing description of the Bonus Plan is qualified in its entirety by reference to the copy of the Bonus Plan attached hereto as Exhibit 10.24 and incorporated herein by reference.

2005 Bonuses and Stock Option Grants and 2006 Salary Information for Named Executive Officers
On January 31, 2006, the Board of Directors approved cash bonus payments and stock options to be granted to the Company’s “named executive officers” (as defined under applicable securities laws).  The cash bonus payments and option grants were based on the Board of Directors’ evaluation of certain corporate and individual performance objectives achieved during 2005.  The Board of Directors also approved, upon the recommendation of the Compensation Committee, annual salaries for 2006 for the named executive officers.  The 2005 cash bonus and option grant information and the 2006 salary information for the named executive officers are set forth on Exhibit 10.26 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 2.02     Results of Operations and Financial Condition.

On February 1, 2006, the Company issued a press release announcing financial results for the fourth quarter and year ended December 31, 2005.  A copy of such press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information in this Current Report on Form 8-K, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by XenoPort, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01     Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit	Description

10.24	XenoPort, Inc. Executive Officer Bonus Plan

10.26	Executive Compensation Information

99.1	Press release, dated February 1, 2006, relating to XenoPort’s financial results for the fourth quarter and year ended December 31, 2005

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XENOPORT, INC.
(Registrant)

Dated: February 1, 2006	By:	/s/ William G. Harris

William G. Harris
Senior Vice President of Finance and
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

10.24	XenoPort, Inc. Executive Officer Bonus Plan

10.26	Executive Compensation Information

99.1	Press release, dated February 1, 2006, relating to XenoPort’s financial results for the fourth quarter and year ended December 31, 2005